                      SMITH BARNEY INVESTMENT FUNDS INC.
                               on behalf of the
                    SMITH BARNEY INVESTMENT GRADE BOND FUND
                                 (the "fund")

                        Supplement dated July 12, 2002
                      to Prospectus dated April 30, 2002

The following information replaces the portfolio management information set forth under the section "Management."

   David Torchia and Gerald Culmone are responsible for the day-to-day management of the fund's portfolio. Both individuals are investment officers of the manager. Mr. Torchia is a managing director of Salomon Brothers Asset Management Inc, ("SBAM") an affiliate of the manager. Mr. Culmone is a Vice President of SBAM.

#3143 4128 2219